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                                                                   EXHIBIT 10.26

___________, 1998


Exodus Communications, Inc.
2650 San Tomas Expressway
Santa Clara, CA  95051


                        Investment Representation Letter
                        --------------------------------

Gentlemen:

      On this date the undersigned ("Purchaser") has acquired from Exodus
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Communications, Inc., a California corporation (the "Company"), an aggregate of
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_________________ (________) shares of the Company's ___________ Stock (the
"Shares") in consideration of Purchaser's delivery to the Company of $________
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in cash.

        1.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.
             -------------------------------------------

        Purchaser represents and warrants to the Company that:

             (a) Purchase for Own Account for Investment.  Purchaser is
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purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Purchaser has no present intention of selling or otherwise disposing of
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all or any portion of the Shares.

             (b) Access to Information.  Purchaser has had access to all
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information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

             (c) Understanding of Risks.  Purchaser is a director and/or officer
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of the Company and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use
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them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.
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             (d) Purchaser's Qualifications.  Purchaser is a director and/or
                 --------------------------
officer of the Company and has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

             (e) No General Solicitation. At no time was Purchaser presented
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with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

             (f) Compliance with Securities Laws.  Purchaser understands and
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acknowledges that, in reliance upon the representations and warranties made by
Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the
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California Corporate Securities Law of 1968, as amended (the "Law"), but instead
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are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law or other applicable state securities laws which impose certain restrictions on Purchaser's ability to transfer the Shares.

             (g) Restrictions on Transfer.  Purchaser understands that Purchaser
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may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

             (h) Rule 144. In addition, Purchaser has been advised that SEC Rule
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144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for
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(within the meaning of Rule 144), before they may be resold under Rule 144.
Purchaser understands that Shares paid for with a Note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule
144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

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             (i) Rule 701.  Purchaser is purchasing the Shares as part of
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Purchaser's compensation from the Company in connection with Purchaser becoming a director and/or officer of the Company. The Shares will become freely tradeable by non-affiliates under SEC Rule 701 promulgated under the 1933 Act, subject to limited conditions regarding the method of sale, 90 days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in this Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

        2.   LEGENDS AND STOP-TRANSFER ORDERS.
             --------------------------------

             (a) LEGENDS. Purchaser understands and agrees that the Company will
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place the legends set forth below or similar legends on any stock certificate(s)
evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

        THESE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

        THE SHARES EVIDENCED BY THIS CERTIFICATE: (1) ARE CONVERTIBLE INTO SHARES OF COMMON STOCK OF THE ISSUER AT THE OPTION OF THE HOLDER AT ANY TIME PRIOR TO AUTOMATIC CONVERSION THEREOF; (2) AUTOMATICALLY CONVERT INTO COMMON STOCK OF THE ISSUER EITHER IN THE EVENT OF A PUBLIC OFFERING MEETING CERTAIN REQUIREMENTS OR UPON THE CONSENT OF CERTAIN HOLDERS OF THE PREFERRED STOCK OF THE COMPANY; AND (3) ARE REDEEMABLE; ALL PURSUANT TO AND UPON THE TERMS AND CONDITIONS SPECIFIED IN THE ISSUER'S ARTICLES OF INCORPORATION. A COPY OF SUCH ARTICLES OF INCORPORATION MAY BE OBTAINED, WITHOUT CHARGE, AT THE COMPANY'S PRINCIPAL OFFICE.

             (b) STOP-TRANSFER INSTRUCTION.  Purchaser agrees that, in order to
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ensure

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and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legends, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Securities, or if the Company transfers its own securities, that it may make appropriate notation to the same effect in the Company's records.


             (c) REFUSAL TO TRANSFER.  The Company will not be required (i) to
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transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

        3.   MARKET STANDOFF AGREEMENT
             -------------------------

             Purchaser agrees in connection with any registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify.



                                        Very truly yours,


                                        ________________________________________
                                        Name

                                        ________________________________________
                                        Address

                                        ________________________________________
                                        City, State, Zip Code

                                        ________________________________________
                                        Social Security Number
                                        (or tax I.D. Number, if an entity)

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